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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 2-62214, 33-23952, 33-25455, 33-25454,
33-28396, 33-30599, 33-60428, 33-60426, 33-54335, 333-69883, 333-69617,
333-69605) and the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-38249) of Union Camp Corporation of our report dated
February 5, 1999 appearing on page 33 of this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP


New York, New York
March 31, 1999





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